Third Quarter Financial Results October 25, 2016 Building a Premier Regional Financial Services Organization Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, including those associated with the planned termination of our noncontributory tax-qualified defined benefit pension plan, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Third Quarter Highlights Source: Company reports Continued solid financial results – Q3-16 EPS of $0.46 At September 30, 2016: Total Assets $13.2 billion Total Loans (HFI & Acquired) $7.8 billion Total Deposits $9.7 billion Banking Centers 194 2016: Q3-16 Net Income $31.0 million EPS – Diluted $0.46 Dividends / Share $0.23 Tangible Equity / Tangible Assets 8.97% Total Risk-Based Capital Ratio 13.82% Profitable Revenue Generation Loans held for investment increased $94.0 million, or 5.2% annualized, from the prior quarter and $707.6 million, or 10.4%, year-over-year Revenue excluding income on acquired loans increased 2.2% linked quarter, or 8.8% annualized, to total $135.5 million Net interest income (FTE) excluding income on acquired loans increased 2.7% from the prior quarter to total $95.4 million, while noninterest income increased 1.1% and totaled $44.7 million Process Improvement and Expense Management Core noninterest expense – which excludes ORE expense, intangible amortization, and expense related to planned termination of defined benefit plan and additional pension expense related to Early Retirement Program (ERP) – remained well controlled at $96.6 million Achieved cost savings of $1.9 million in Q3-16 related to ERP Credit Quality Remained solid, reflecting continued reductions in nonperforming assets Allowance for loan losses represented 256.56% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for held for investment and acquired loans represented 1.06% of total held for investment and acquired loans

Source: Company reports Loans Held for Investment Portfolio ($ in millions) Continued to prudently grow the held for investment loan portfolio, while remaining focused on credit quality and profitability Linked-quarter loan growth by state ($ in millions): AL +$42 FL +$6 MS -$18 TN +$34 TX +$30 Total energy sector exposure of $476.1 million with outstanding balances of $255.7 million – representing 3.4% of total loans HFI – at September 30, 2016 Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves As of September 30, 2016, nonaccrual energy loans represented 4.8% of outstanding energy-related loans and less than 17 basis points of outstanding loans HFI Continued solid loan growth diversified by geography and loan type Loans HFI – End of Period ($ in millions) Loans HFI by Type Dollar Change: $299 $177 $137 $94

Nonperforming assets decreased $15.2 million, or 11.3%, from the prior quarter and $25.7 million, or 17.7%, from the prior year, reflecting a reduction in both nonaccrual loans and other real estate While the levels of both criticized and classified loan balances continued to reflect strong credit quality, they increased during the quarter by 28.3% and 18.5%, respectively The entire increase for both criticized and classified loans was the result of four energy credits being downgraded during the quarter. These grade changes were identified during Trustmark’s ongoing quarterly assessment of its energy portfolio. Allowance for loan losses represented 256.56% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for both held for investment and acquired loan losses represented 1.06% of total loans(1) Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans Other Real Estate Allowance for Loan Losses Continued resolution of problem assets and solid asset quality metrics Dollar Change: ($7) ($5) ($5) ($2) 193% ($ in millions) ALL(1) ALL / Total Loans(1) ALL / Nonperforming Loans (excl. Specifically Reviewed Impaired Loans) 207% 210% 203% 231% ($ in millions) 207% 210% 203% 231% 257%

Performance of acquired loans Source: Company reports ($ in millions) Acquired Loan Portfolio Acquired Loans Acquired loan yield in the third quarter totaled 8.50% and included recoveries from settlement of debt of $1.9 million, which represented approximately 2.37% of the total yield on acquired loans The yield on acquired loans (excl. recoveries) for the fourth quarter is expected to be in the 5.0% - 6.0% range, reflecting most recent re-estimation of cash flows Based upon most recent cash flow analyses, acquired loan balances (excl. any settlement of debt) are anticipated to decline approximately $25 to $30 million during the fourth quarter Accretable Yield ($ in millions) Dollar Change: ($29) Interest Income & Impairment – Acquired Loans (1) Net interest income on acquired loans - Provision for acquired loan losses ($25) ($26) ($ in thousands) Dollar Change: ($3) ($3) ($4) ($5) ($43)

Strength of franchise reflected by low cost of deposits of 13 bps, and deposit base with nearly 60% of deposit balances in checking accounts Noninterest-bearing deposits represented 32% of average deposits in the third quarter Source: Company reports (1) Source: SNL Financial; Peer Group as defined in Trustmark’s 2016 Proxy Statement Attractive, Low-Cost Deposit Base ($ in millions) Cost of Deposits 0.13% 0.13% 0.13% 0.13% 0.13% Peer Median (1) 0.21% 0.21% 0.22% 0.22% N/A Diversified deposit base continues to serve as an excellent, low-cost source of funds Deposit Mix – Average Balance 29% 30% 30% 30% 32% 71% 70% 70% 70% 68% Total Deposits at September 30, 2016 – $9,686 ($ in millions) Deposit Mix by Type – Q3-16 Ending Balance 32% 27% 16% 17% 8%

Income Statement Highlights – Revenue Revenue excluding income on acquired loans totaled $135.5 million, up 2.2%, or 8.8% annualized, from the prior quarter Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports Note: n/m – percentage changes greater than + / - 100% are considered not meaningful ($ in millions) Net interest income (FTE) excluding income on acquired loans increased 2.7% from the prior quarter to total $95.4 million Noninterest income totaled $44.7 million, a 1.1% increase from the prior quarter Mortgage banking revenue increased 9.6% from the prior quarter Mortgage loan-production volume increased 20.8% on a linked-quarter basis Service charges on deposit accounts and insurance revenue increased 5.7% and 4.5%, respectively, from the prior quarter

Income Statement Highlights – Noninterest Expense Source: Company reports (1) Total does not foot due to rounding Core noninterest expense remained well controlled Core noninterest expense, which excludes ORE expense (gain of $1.3 million), intangible amortization ($1.7 million), expense related to reducing the risk profile of the assets of the Corporation’s defined benefit plan prior to termination ($664 thousand) and additional pension expense related to the ERP ($236 thousand), totaled $96.6 million in the third quarter, a decline of $1.4 million on a comparable basis from the prior quarter Results of the previously announced ERP produced savings of $1.9 million during the third quarter, which were offset in part by increased pension cost of $900 thousand related to reducing the risk profile of the assets of the Corporation’s defined benefits plan as well as other non-routine pension expense related to the ERP Services and fees remained stable from the prior quarter Efficiency Ratio improved to 63.8% Noninterest Expense ($ in millions) Full-time Equivalent Employees (actual figures presented) (1) Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization One-time Charges

Capital Management Source: Company reports Solid capital base continues to provide the flexibility to support strategic growth initiatives while meeting the needs of our customers and providing value to our shareholders The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions Tangible equity to tangible assets ratio was 8.97%, while the total risk-based capital ratio was 13.82% in the third quarter Solid capital position reflects consistent profitability of Trustmark’s diversified financial services businesses Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio Total Risk-based Capital Ratio

Profitable revenue generation Create and expand customer relationships Loan growth Noninterest income – deposit services, wealth management, insurance and mortgage banking Business development and cross-selling Process improvement and expense management Performance Measurement Market Optimization Capital and Expense Management Leverage existing infrastructure investments Enterprise-wide analytics system Network operations center Cybersecurity and fraud detection system Strategic Priorities to Enhance Shareholder Value Credit quality Maintain disciplined underwriting and pricing Resolution of existing problem assets Effective risk management Ensure regulatory compliance Create value-added proposition, while managing businesses more effectively Mergers and acquisitions In-market consolidation Expand to additional attractive markets Patience and discipline